UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________

FORM 8-K
____________________________

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

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Fusion Connect, Inc.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Delaware	001- 32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718, New York, NY 10170
(Address of principal executive offices, including zip code)

(212) 201-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.
Entry into a Material Definitive Agreement.

Restructuring Support Agreement

On June 3, 2019, Fusion Connect, Inc. (“Fusion”) and each of its U.S. subsidiaries (collectively, with Fusion, the “Company”), entered into a Restructuring Support Agreement, dated as of June 3, 2019 (including the Restructuring Term Sheet attached thereto, the “RSA”), with lenders (collectively, the “Consenting First Lien Lenders”) holding more than 66 2/3% of the aggregate outstanding principal amount of the loans under that certain First Lien Credit and Guaranty Agreement, dated as of May 4, 2018 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time in accordance with the terms thereof), by and among Fusion, as borrower, certain subsidiaries of Fusion, as guarantors, Wilmington Trust, National Association (“Wilmington Trust”), as administrative agent and collateral agent, and the lenders party thereto. Terms used but not otherwise defined herein have the meanings ascribed to them in the RSA.

Pursuant to the RSA, the Consenting First Lien Lenders and the Company have agreed to the principal terms of a restructuring of the Company (the “Restructuring”), as described below, which is to be implemented pursuant to a chapter 11 plan of reorganization (the “Plan”), and provides for either a standalone reorganization (the “Reorganization Transaction”) or a sale of some, all or substantially all of the Company’s assets or business to a third party (the “Sale Transaction”).

The RSA provides that the implementation of the Sale Transaction will be conducted pursuant to a sale and marketing process (the “Sale Process”), whereby, the Company will solicit bids for a potential Sale Transaction in accordance with the Bidding Procedures attached to the RSA. Pursuant to the terms of the Bidding Procedures, pursuit of a Sale Transaction by the Company may include bids for any form of sale, investment, acquisition or similar transaction. The Sale Process also provides that the Company may solicit bids to sell assets of the Company, including the equity interest in or assets of the Company’s two Canadian subsidiaries, independently or together with other assets.

The RSA contemplates different treatments for various key classes of creditors of the Company, including the holders of First Lien Claims, Second Lien Claims, unsecured claims and the Company’s equity, pursuant to the Reorganization Transaction, whereby such creditors will receive differing amounts of proceeds, if any. If the Company proceeds to consummation of a Sale Transaction, the Company will distribute proceeds of such transaction in accordance with the priority rules of the Bankruptcy Code.

The RSA obligates the Company and the Consenting First Lien Lenders to, among other things, use commercially reasonable efforts to support the consummation of the Restructuring and, as to the Consenting First Lien Lenders, vote to accept the Plan subject to the receipt of solicitation materials in accordance with section 1125(g) and 1126 of the Bankruptcy Code. The RSA may be terminated upon the occurrence of certain events, including, among other requirements, the failure to meet specified milestones contained in the RSA, confirmation and consummation of the Plan, and in the event of certain breaches by the parties under the RSA. Although the Company intends to pursue the Restructuring in accordance with the terms set forth in the RSA, there can be no assurance that the Company will be successful in completing the Reorganization Transaction or a Sale Transaction or any other similar transaction on the terms set forth in the RSA, on different terms, or at all.

The foregoing description of the RSA does not purport to be complete and is qualified in its entirety by reference to the full text of the RSA, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Any new securities to be issued pursuant to the Restructuring have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Report does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities, nor is this Report a solicitation of consents or votes to accept the Plan. Any solicitation or offer will only be made pursuant to a disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Item 1.03
Bankruptcy or Receivership.

On June 3, 2019, the Company filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) under the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Court”). Consistent with the RSA, the Company intends to file the Plan with the Court within 21 days of commencing the Chapter 11 Cases and will seek to emerge from chapter 11 on an expedited timeframe. The Chapter 11 Cases are being administered under the caption In re Fusion Connect, Inc. (Case No. 19-11811). The Company will continue to operate its businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code. The Company intends to continue to operate its businesses in the ordinary course during the pendency of the Chapter 11 Cases. To assure ordinary course operations, the Company is seeking approval from the Court for a variety of “first day” motions seeking various relief, authorizing the Company to maintain their operations in the ordinary course. Court filings and other information related to the Chapter 11 Cases are available at a website administered by the Company’s noticing and claims agent, Prime Clerk LLC, at https://cases.primeclerk.com/Fusion.

In connection with the Chapter 11 Cases, as contemplated by the terms of the RSA and subject to approval of the Court, Fusion has secured the backstop commitments from members of an ad hoc group of first lien lenders to provide a debtor-in-possession financing facility and expects to shortly enter into a Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement (the “DIP Credit Agreement”), by and among Fusion, as borrower, certain subsidiaries of Fusion, as guarantors, the lenders party thereto and Wilmington Trust, as administrative agent and collateral agent. The DIP Credit Agreement will provide for a superpriority secured debtor-in-possession credit facility in the aggregate principal amount of up to $59,500,000, including $39,500,000 in the aggregate principal amount of new money term loans, subject to the terms and conditions set forth therein.

Item 2.04
Triggering Events That Accelerate or Increase a Direct Financial Obligationor an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 triggers an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

●
Super Senior Secured Credit Agreement, dated as of May 9, 2019, as amended, among the Company, as borrower, certain subsidiaries of the Company, as guarantor subsidiaries, the lenders from time to time party thereto and Wilmington Trust, as administrative agent and collateral agent.

●
First Lien Credit and Guaranty Agreement, dated as of May 4, 2018, as amended, among the Company, as borrower, certain subsidiaries of the Company, as guarantor subsidiaries, the lenders from time to time party thereto and Wilmington Trust, as administrative agent and collateral agent.

●
Second Lien Credit and Guaranty Agreement, dated as of May 4, 2018, among the Company, as borrower, certain subsidiaries of the Company, as guarantor subsidiaries, the lenders from time to time party thereto and Wilmington Trust (or its successor) as administrative agent and collateral agent.

●
Subordinated Promissory Note, dated as of May 4, 2018, among the Company, as maker, and Holcombe T. Green, Jr., as holder.

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Amended and Restated Subordinated Promissory Note, dated as of May 4, 2018, among Fusion BCHI Acquisition, LLC (“Fusion BCHI”), as maker, and Holcombe T. Green, Jr. 2013 Five-Year Annuity Trust, as holder.

●
Amended and Restated Subordinated Promissory Note, dated as of May 4, 2018, among Fusion BCHI, as maker, and Holcombe T. Green, Jr., as holder.

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Amended and Restated Subordinated Promissory Note, dated as of May 4, 2018, among Fusion BCHI, as maker, and R. Kirby Godsey, as holder.

●
Certain capital equipment lease financing agreements.

Any efforts to enforce payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Chapter 11 Cases and the holders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of CertainOfficers.

On May 28, 2019, the Board of Directors of Fusion approved the implementation of a Key Employee Retention Program (the “KERP”), which is designed to retain key employees of the Company in their current roles over the near term while providing them with financial stability. The KERP payments are in lieu of any 2019 annual bonuses or change in control severance payments that would otherwise be payable to the KERP participants.

The KERP provides for one-time retention payments equal to approximately $1.49 million in the aggregate to six executive officers of the Company, including the Company’s named executive officers. The KERP further provides for retention payments to other non-executive employees of the Company. If a KERP participant is terminated for cause (as defined in the KERP) or resigns other than for good reason (as defined in the KERP) or suffers a death or disability (as defined in the KERP) prior to the occurrence of certain events, such participant will forfeit his or her KERP payment.

Item 7.01
Regulation FD Disclosure.

On June 3, 2019, the Company issued a press release announcing the signing of the RSA and the filing of the Chapter 11 Cases. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. It is unlikely that holders of Fusion’s common stock will receive any recovery on account of such securities.

Cautionary Statements Regarding Forward-Looking Information

This Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. When used in this report, the words “will” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “potential” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements include, but are not limited to statements relating to: the terms and timing of transactions contemplated by the RSA, the Chapter 11 Cases, the Restructuring, the Sale Transaction or the Reorganization Transaction and the DIP Credit Agreement. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and the Company's actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of Company's discussions with its lenders. Risks and uncertainties relating to the Restructuring include: the ability of the Company to comply with the terms of the RSA and DIP Credit Agreement, including completing various stages of the Restructuring within the dates specified by the RSA and DIP Credit Agreement; the ability of the Company to obtain requisite support for the Restructuring from various stakeholders; the Court’s approval of the DIP Credit Agreement; the ability of the Company to successfully execute the transactions contemplated by the RSA without substantial disruption to its business or the business of its Canadian subsidiaries; the effects of disruption from the proposed Restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; the ability of the Company to obtain approval for a plan of reorganization; the ability to retain key employees; and risks associated with third party motions in the Chapter 11 Cases.

Neither the Company nor any other person assume responsibility for the accuracy and completeness of the forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Report to conform such statements to actual results or to changes in Company’s expectations, except as required by law.

Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Restructuring Support Agreement, dated as of June 3, 2019, by and among Fusion, certain subsidiaries of Fusion and the Consenting First Lien Lenders.
99.1	Press Release dated June 3, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: June 3, 2019	By:	/s/ James P. Prenetta, Jr.
	Name:	James P. Prenetta, Jr.
	Title:	Executive Vice President and General Counsel